UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2010

SMITH INTERNATIONAL, INC.

Delaware	1-8514	95-3822631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Rankin Road, Houston, Texas 77073
(Address of principal executive offices) (Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

                        The 2010 Annual Meeting of the Stockholders (the “2010 Annual Meeting”) of Smith International, Inc. (the “Company”) has been scheduled for August 24, 2010.

            Pursuant to Rule 14a-5(f) and Rule 14a-8(e)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the deadline for receipt of stockholder proposals for inclusion in our proxy statement and form of proxy for the 2010 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act has been set at July 19, 2010.  In order for a proposal to be considered timely, it must be received in writing by the Company on or prior to the applicable date at the Company’s principal executive offices, located at 1310 Rankin Road, Houston, Texas 77073, Attn: Secretary and General Counsel.  In addition, in accordance with the advance notice requirements set forth in the Company’s Amended and Restated Bylaws (the “Bylaws”), in order for a stockholder proposal made outside of Rule 14a-8 to be considered timely within the meaning of the Bylaws and Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Company at the address set forth above on or before July 26, 2010.

            On July 14, 2010, the Company issued a press release announcing the date of the 2010 Annual Meeting.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(a)        Not applicable.

(b)        Not applicable.

(c)        Not applicable.

(d)        Exhibits.

            Exhibit No.                 Document Designation

99.1                             Press Release, dated July 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 14, 2010

SMITH INTERNATIONAL, INC.

By:    /s/ Richard E. Chandler, Jr.

Name:   Richard E. Chandler, Jr.

Title:     Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit

Number                       Description

99.1                             Press Release, dated July 14, 2010.